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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  February 12, 2004
                                                          -----------------


                               Jarden Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

          Delaware                        0-21052              35-1828377
-----------------------------   ------------------------   --------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)

555 Theodore Fremd Avenue, Rye, New York                      10580
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(Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code  (914) 967-9400
                                                            --------------


                   ------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements and Exhibits

         (c) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit  Description
-------  -----------

99.1     Press Release of Jarden Corporation, dated February 12, 2004


Item 9.  Regulation FD

         The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

         On February 12, 2004, we issued a press release announcing our 2003 fourth quarter and year end earnings. A copy of our press release announcing the above is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The information furnished herein, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

         The earnings press release furnished herewith contains financial measures that are not in accordance with generally accepted accounting principles in the United States ("GAAP"). The Company has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. EBITDA is presented in this press release because the Company's credit facility and senior subordinated notes contain financial and other covenants which are based on or refer to the Company's EBITDA. Additionally, EBITDA is a basis upon which our management assesses financial performance and we believe it is frequently used by securities analysts, investors and other interested parties in measuring the operating performance and creditworthiness of companies with comparable market capitalization to the Company, many of which present EBITDA when reporting their results. Furthermore, EBITDA is one of the factors used to determine the total amount of bonuses available to be awarded to executive officers and other employees. EBITDA is widely used by the Company to evaluate potential acquisition candidates. Adjusted EBITDA and diluted earnings per share, excluding non-cash restricted stock charge and net release of tax valuation allowance, are presented in this press release because they are a basis upon which the Company's management has assessed its financial performance in the years presented. In addition, the Company's credit agreement has provided for the non-cash restricted stock charge to be excluded in calculations used for determining whether the Company is in compliance with certain credit agreement covenants.

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Item 12. Results of Operations and Financial Condition

         See Item 9 per SEC Release 33-8216, March 27, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 12, 2004

                                       JARDEN CORPORATION



                                       By:  /s/ Desiree DeStefano
                                            ------------------------------
                                            Name:  Desiree DeStefano
                                            Title: Senior Vice President